Filed pursuant to Rule 497(e)
Registration Nos. 333-190432; 811-22875
THE 504 FUND
Ticker: XPNNX

February 19, 2015

Supplement to the Prospectus and SAI dated October 31, 2014

This supplement provides new and additional information beyond that contained in the Prospectus and Statement of Additional Information (“SAI”) of The 504 Fund.  It should be retained and read in conjunction with the Prospectus and SAI.

Effective March 1, 2015, 504 Fund Advisors, LLC (“504 Fund Advisors”) will replace Pennant Management, Inc. (“Pennant”) as the investment adviser to The 504 Fund (the “Fund”).  Pennant notified the Board of Trustees of the Fund (the “Board”) that Pennant agreed to transfer and assign its rights, duties and responsibilities under its investment advisory agreement with the Fund (the “Prior Agreement”) to 504 Fund Advisors.  As a result of this assignment, the Prior Agreement with Pennant terminated.  Pennant recommended to the Board that 504 Fund Advisors replace Pennant as the investment adviser to the Fund.

In order to avoid disruption of the Fund’s investment management program, the Board approved an interim investment advisory agreement between the Fund and 504 Fund Advisors at an in-person meeting held on February 17-18, 2015.  The Board also approved a permanent investment advisory agreement between the Fund and 504 Fund Advisors, subject to approval by shareholders of the Fund.  Details regarding shareholder approval will be contained in a consent solicitation statement to be mailed to Fund shareholders.

The Fund’s investment objective, principal investment strategy and investment policies will remain the same.  The annual advisory fee rate of 1.75% to be paid to 504 Fund Advisors under the interim and permanent advisory agreements is lower than the annual advisory fee rate of 2.00% that Pennant would have received from the Fund under the Prior Agreement.  The Board also approved a new operating expenses limitation agreement between the Fund and 504 Fund Advisors that will lower the Fund’s total annual expenses (after fee waiver and expense reimbursement) to 1.75% through January 1, 2018.

Effective March 1, 2015, Mark A. Elste will no longer serve as a portfolio manager of the Fund.  Accordingly, all references to Mr. Elste as a portfolio manager of the Fund in the Prospectus and SAI are hereby removed.  Mr. Elste will continue to serve as Chairman of the Board of Trustees, President and Principal Executive Officer of the Fund and, effective March 1, 2015, will assume the additional positions of Principal Accounting Officer and Principal Financial Officer of the Fund.  Jordan M. Blanchard and Robert O. Judge, who co-managed the Fund with Mr. Elste since the Fund’s inception, will continue in their roles as portfolio managers of the Fund.

Effective March 1, 2015, Walter J. Yurkanin will no longer serve as the Treasurer, Principal Accounting Officer  and Principal Financial Officer of the Fund and Scott M. Conger will no longer serve as the Secretary, Chief Compliance Officer and AML Compliance Officer of the Fund.  Accordingly, all references to Mr. Yurkanin and Mr. Conger in the SAI are hereby removed.  Effective March 1, 2015, Wes Sutherland, Chief Accounting Officer, Live Oak Banking Company, will assume the positions of Secretary and Treasurer of the Fund and Dean Pelos, Senior Consultant at Oyster Consulting, LLC, will assume the positions of Chief Compliance Officer and AML Compliance Officer of the Fund.

The Fund’s Prospectus and SAI are revised as follows.

Prospectus

Generally

Unless the context requires otherwise, all references to “Pennant Management, Inc.” or the “Adviser” in the Prospectus shall refer to “504 Fund Advisors, LLC.”

All references to the Fund’s principal office in the Prospectus shall refer to “1741 Tiburon Drive, Wilmington, North Carolina 28403.”

In the section of the Prospectus entitled “Summary Prospectus,” the first paragraph under the heading “Fees and Expenses” is deleted and replaced with the following, effective March 1, 2015:

The Fund will pay to the Adviser a monthly fee at the annual rate of 1.75%, which will be applied to the Fund’s average net assets for the month.  The Adviser has agreed to waive or reduce its management fees and/or reimburse expenses of the Fund until at least January 1, 2018 to ensure that total annual expenses (excluding interest, leverage interest (i.e., any expenses incurred in connection with borrowings made by the Fund), taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses (collectively, “Excluded Expenses”) and including organizational and offering costs) do not exceed 1.75% of the Fund’s average net assets.  To the extent the Fund incurs Excluded Expenses, Total Annual Expenses (after fee waiver and expense reimbursement) may be greater than 1.75%.  All fees and expenses of the Fund are indirectly borne by the Fund’s shareholders.

The section of the Prospectus entitled “Summary of Fees and Expenses” is deleted and replaced with the following, effective March 1, 2015:

Shareholder Transaction Expenses (fees paid directly from your investment)

Maximum Sales Load (as a percentage of offering price)(1)	2.00%

Annual Expenses (as a percentage of net assets attributable to common shares)

Management Fees	1.75%
Interest Payments on Borrowed Funds(2)	0.15%
Other Expenses	2.66%
Total Annual Expenses	4.56%

Less: Fee Waiver and Expense Reimbursement(3)	2.66%
Total Annual Expenses (after fee waiver and expense reimbursement)(3)	1.90%

(1)	Investments may be subject to a Sales Charge of up to 2.00%, subject to waiver or adjustment for: (i) affiliates of the Adviser; (ii) certain investors with an established business relationship with the Adviser; (iii) certain investors who purchase shares through the Former Distributor and the Former Distributor has agreed to waive all or a portion of such Sales Charge for such investors; or (iv) investors with no associated broker-dealer or other financial intermediary who purchase shares directly through the transfer agent. The Sales Charge will be in addition to the subscription price for shares and will not form a part of an investor’s investment in the Fund.

(2)	“Interest Payments on Borrowed Funds” are based on estimated amounts for the Fund’s current fiscal year and assumes estimated average borrowings of approximately $1.7 million and an average cost of borrowings of 3.00%.

(3)	The Adviser has agreed to waive or reduce its management fees and/or reimburse expenses of the Fund until at least January 1, 2018 to ensure that total annual expenses (excluding Excluded Expenses and including organizational and offering costs) do not exceed 1.75% of the Fund’s average net assets. To the extent the Fund incurs Excluded Expenses, Total Annual Expenses (after fee waiver and expense reimbursement) may be greater than 1.75%. The Adviser is permitted to be reimbursed for management fee waivers and/or expense reimbursements made for a period of three fiscal years following the end of the fiscal year in which such waiver or reimbursement was accrued, except for initial organizational expenses which are subject to reimbursement by the Fund to the Adviser for a period of three years from the date on which such expenses were incurred, subject to the limitation on the Fund’s expenses in effect at the time such reimbursement is paid to the Adviser and at the time such fees were waived and/or expenses were reimbursed. This agreement may be terminated only by, or with the consent of, the Board.

The purpose of the above table is to assist an investor in understanding the fees and expenses that an investor in the Fund will bear directly or indirectly.

Example

This example is based on the expenses set forth in the table and should not be considered a representation of the Fund’s future expenses.  The management fee waiver/expense reimbursement arrangement discussed in the table above is reflected only through January 1, 2018.  Actual expenses of the Fund may be higher or lower than those shown.

Example	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return (without a repurchase at end of the period)	$ 39	$ 134	$ 232	$ 482
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return (with a repurchase at end of the period)	$ 39	$ 134	$ 232	$ 482

In the section of the Prospectus entitled “Management of the Fund,” the first three paragraphs under the heading “Investment Adviser” is deleted and replaced with the following, effective March 1, 2015:

504 Fund Advisors, LLC, an Illinois limited liability company with its principal offices located at 1741 Tiburon Drive, Wilmington, North Carolina 28403 (the “Adviser”), serves as the investment adviser to the Fund.  The Adviser is a newly-registered investment adviser (registered with the SEC in 2015) and will initially provide advisory services exclusively to the Fund.  The Adviser is a subsidiary of and controlled by Live Oak Bancshares, Inc., a bank holding company.

The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund’s investment program.  The Board supervises the Adviser and establishes policies that the Adviser must follow in its management activities.  For its advisory services to the Fund, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 1.75% of the average net assets of the Fund.

The Adviser has contractually agreed to waive or reduce its management fees and/or reimburse expenses of the Fund to ensure that total annual fund operating expenses after fee waiver and/or expense reimbursement (exclusive of any interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses and including organizational and offering costs) will not exceed 1.75% of the average net assets of the Fund.  The Adviser is permitted to be reimbursed for management fee waivers and/or expense reimbursements made for a period of three fiscal years following the end of the fiscal year in which such waiver or reimbursement was accrued, except for initial organizational expenses which are subject to reimbursement by the Fund to the Adviser for a period of three years from the date on which such expenses were incurred, subject to the limitation on the Fund’s expenses in effect at the time such reimbursement is paid to the Adviser and at the time such fees were waived and/or expenses were reimbursed.  The Board will review any such reimbursement.  This agreement is in effect through at least January 1, 2018, and may be terminated only by, or with the consent of, the Board.

In the section of the Prospectus entitled “Management of the Fund—Portfolio Managers,” the second paragraph regarding Mr. Elste is deleted in its entirety and the first sentence of the third and fourth paragraphs are deleted and replaced with the following, effective March 1, 2015:

Jordan M. Blanchard is an investment adviser representative of the Adviser and has served as a portfolio manager of the Fund since 2013.

Robert O. Judge is an investment adviser representative of the Adviser and has served as a portfolio manager of the Fund since 2013.

SAI

Generally

Unless the context requires otherwise, all references to “Pennant Management, Inc.” or the “Adviser” in the SAI shall refer to “504 Fund Advisors, LLC.”

In the section of the SAI entitled “The Adviser,” the first paragraph under the heading “General” is deleted and replaced with the following, effective March 1, 2015:

General.  504 Fund Advisors, LLC, an Illinois limited liability company with its principal offices located at 1741 Tiburon Drive, Wilmington, North Carolina 28403 (the “Adviser”), is an SEC-registered investment adviser under the Investment Advisers Act of 1940, as amended.  The Adviser is a newly-registered investment adviser (registered with the SEC in 2015) and is devoted exclusively to managing the Fund.  The Adviser is a subsidiary of and controlled by Live Oak Bancshares, Inc., a bank holding company.

In the section of the SAI entitled “The Adviser,” the first paragraph under the heading “Advisory Fees Paid to the Adviser” is deleted and replaced with the following, effective March 1, 2015:

For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 1.75% of the average net assets of the Fund.  The Adviser has contractually agreed to waive or reduce its management fees and/or reimburse expenses of the Fund to ensure that total annual fund operating expenses after fee waiver and/or expense reimbursement (exclusive of any interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses and including organizational and offering costs) will not exceed 1.75% of the average net assets of the Fund.  The Adviser is permitted to be reimbursed for management fee waivers and/or expense reimbursements made for a period of three fiscal years following the end of the fiscal year in which such waiver or reimbursement was accrued, except for initial organizational expenses which are subject to reimbursement by the Fund to the Adviser for a period of three years from the date on which such expenses were incurred, subject to the limitation on the Fund’s expenses in effect at the time such reimbursement is paid to the Adviser and at the time such fees were waived and/or expenses were reimbursed.  The Board will review any such reimbursement.  This agreement is in effect through at least January 1, 2018, and may be terminated only by, or with the consent of, the Board.

In the section of the SAI entitled “The Adviser,” note that the fee information in the second paragraph under the heading “Advisory Fees Paid to the Adviser” reflects advisory fees paid to the Fund’s prior investment adviser, Pennant.

The section of the SAI entitled “Portfolio Managers” is revised to remove all references to Mr. Elste.

The business address of each Trustee or officer of the Fund under the heading “Trustees and Officers of the Fund” in the SAI is deleted and replaced with the following:

Unless otherwise noted, the business address of each Trustee or officer is c/o The 504 Fund, 1741 Tiburon Drive, Wilmington, North Carolina 28403.  The business address for Mr. Pelos is c/o Oyster Consulting, LLC, 200 South Wacker Drive, Chicago, Illinois 60606.

The rows of the table under “Trustees and Officers of the Fund – Interested Trustee” and “Trustees and Officers of the Fund – Other Officers” in the SAI are deleted and replaced with the following:

Name and Year of Birth	Position with Trust and Length of Term	Principal Occupations in the Past 5 Years	Number of Portfolio in Fund Complex Overseen by Trustee	Other Directorships Held
Interested Trustee[1]
Mark A. Elste, CFA Born: 1954	Chairman of the Board of Trustees, Interested Trustee, President and Principal Executive Officer (Indefinite term; since 2013); Principal Accounting Officer and Principal Financial Officer (Indefinite term; since 2015)
Chief Executive Officer, Pennant Management, Inc. (since 1992); Senior Executive Vice President, Chief Operating Officer and Director, U.S. Fiduciary Services, Inc. (financial services holding company) (since 2004); Director, Waretech, Inc. (wholly-owned subsidiary of U.S. Fiduciary Services, Inc.) (since 2006); Director, USF Affiliate Services, Inc. (wholly-owned subsidiary of U.S. Fiduciary Services, Inc.) (since 2006); Director, GreatBanc Trust Company (Illinois trust company) (since 2004);  Chief Executive Officer and Member, 504 Fund Advisors, LLC (since 2013); Director, Salem Trust Company (Florida trust company) (2006-2014)
			1	Director, CIB Marine Bancshares, Inc. (bank holding company) (since 2011)
Other Officers
John W. (Wes) Sutherland Born: 1970	Secretary and Treasurer (Indefinite term; since 2015)
Chief Accounting Officer, Live Oak Bank (since 2014); Owner, Sutherland CPA (accounting firm) (2010-2014); President, First Federal Savings Bank (2011-2013); Partner, Dixon Hughes PLLC (accounting firm) (2007-2010)
			N/A	N/A

Name and Year of Birth	Position with Trust and Length of Term	Principal Occupations in the Past 5 Years	Number of Portfolio in Fund Complex Overseen by Trustee	Other Directorships Held
Constantine Andrew (Dean) Pelos Born: 1960	Chief Compliance Officer and AML Compliance Officer (Indefinite term; since 2015)
Senior Consultant, Oyster Consulting, Inc. (compliance consulting to financial services firms) (since 2013); Independent Investment Manager, LaSalle St. Securities, LLC (broker-dealer) (2009-2013); Partner, Head of Trading, Chief Compliance Officer, Sterling Investment Services, Inc. (broker-dealer) (1991-2009)
			N/A	N/A

[1]	Mr. Elste is deemed to be an “interested person” of the Fund as that term is defined in the 1940 Act by virtue of his ownership interest in the Adviser.

This Supplement is not a solicitation of consent from shareholders of the Fund.  Shareholders are urged to read the consent solicitation statement when it becomes available because it will contain important information about the solicitation.  Shareholders may obtain a copy of the definitive consent solicitation statement (when available), free of charge, by writing to the Fund at 1741 Tiburon Drive, Wilmington, North Carolina, 28403, or by calling the Fund toll-free at 1-855-386-3504.

Please retain this Supplement for future reference.